UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): January 31, 2017

H/CELL ENERGY CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	333-212315	47-4823945
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

97 River Road, Flemington, NJ 08822

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (908) 837-9097

Copy of correspondence to:

James M. Turner, Esq.

Marc J. Ross, Esq.

Sichenzia Ross Ference Kesner LLP

61 Broadway

New York, New York 10006

Tel: (212) 930-9700 Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On February 6, 2017, H/Cell Energy Corporation, a Nevada corporation (“H/Cell Energy” or the “Company”), filed a Current Report on Form 8-K to report the completion of its acquisition of The Pride Group (QLD) Pty Ltd., an Australian corporation (“Pride”), which was completed on January 31, 2017. This Current Report on Form 8-K/A is filed as an amendment to the Current Report on Form 8-K filed by H/Cell Energy on February 6, 2017 solely to include the financial information described in Item 9.01 below that was previously omitted in accordance with Item 9.01(a) and Item 9.01(b) of Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(a)       Financial statements of businesses acquired.

The audited consolidated financial statements of The Pride Group (QLD) Pty Ltd. as of June 30, 2016 and 2015 and for each of the two years in the period ended December 31, 2016 are filed as Exhibit 99.02 hereto and incorporated herein by reference.

The unaudited condensed consolidated financial statements of The Pride Group (QLD) Pty Ltd. for the six months ended December 31, 2016 are filed as Exhibit 99.03 hereto and incorporated herein by reference.

(b)       Pro forma financial information.

The unaudited pro forma condensed combined financial information with respect to the transaction described in Item 2.01 is filed as Exhibit 99.04 hereto and incorporated herein by reference.

(d)       Exhibits.

10.01	Form of Share Exchange Agreement, by and among H/Cell Energy Corporation, The Pride Group (QLD) Pty Ltd., Turquino Equity LLC and Stephen Paul Mullane and Marie Louise Mullane as Trustees of the Mullane Family Trust, dated January 31, 2017, filed as an exhibit to the Current Report on Form 8-K, filed with the Securities and Exchange Commission on February 6, 2017 and incorporated herein by reference.

10.02	Form of Escrow Agreement, by and among H/Cell Energy Corporation, Turquino Equity LLC, Stephen Paul Mullane and Marie Louise Mullane as Trustees of the Mullane Family Trust, and Sichenzia Ross Ference Kesner LLP, dated January 31, 2017, filed as an exhibit to the Current Report on Form 8-K, filed with the Securities and Exchange Commission on February 6, 2017 and incorporated herein by reference.

99.01	Press Release, dated February 6, 2017, issued by H/Cell Energy Corporation, filed as an exhibit to the Current Report on Form 8-K, filed with the Securities and Exchange Commission on February 6, 2017 and incorporated herein by reference.

99.02	Audited consolidated financial statements of The Pride Group (QLD) Pty Ltd. as of December 31, 2016 and 2015 and for each of the two fiscal years in the period ended December 31, 2016.

99.03	Unaudited condensed consolidated financial statements of The Pride Group (QLD) Pty Ltd. for the six months ended December 31, 2016.

99.04	Unaudited pro forma condensed combined consolidated financial information of H/Cell Energy Corporation.

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SIGNATURE

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

H/CELL ENERGY CORPORATION

Date: April 18, 2017	By:	/s/ MATTHEW HIDALGO
Matthew Hidalgo
Chief Financial Officer

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